Exhibit 99.B(16)

POWER OF ATTORNEY

The undersigned Director/Trustee, on behalf of the following Registered Investment Companies, constitutes and appoints Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Geoffrey R.T. Kenyon, Paul A. Caldarelli and Theresa K. Kelety, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for the undersigned Director/Trustee, and in the name of such undersigned Director/Trustee and in the capacities indicated below, as the case may be, the Registration Statements on Form N-14 identified below, and any amendments thereto, under the Securities Act of 1933, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, such Registration Statements under the Securities Act of 1933 and any amendments and supplements thereto, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registered Investment Company	Form N-14 Registration Statement
ING Mutual Funds	Proposed reorganization of ING International Value Choice Fund with and into ING Global Value Choice Fund

ING Equity Trust	Proposed reorganization of ING Value Choice Fund into ING Large Cap Value Fund

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 17, 2012, and shall be deemed an original.

/s/ Shaun P. Mathews
Shaun P. Mathews
Director/Trustee

POWER OF ATTORNEY

The undersigned Officer, on behalf of the following Registered Investment Companies, constitutes and appoints Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Geoffrey R.T. Kenyon, Paul A. Caldarelli and Theresa K. Kelety, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for the undersigned Officer, and in the name of such undersigned Officer and in the capacities indicated below, as the case may be, the Registration Statements on Form N-14 identified below, and any amendments thereto, under the Securities Act of 1933, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, such Registration Statements under the Securities Act of 1933 and any amendments and supplements thereto, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registered Investment Company	Form N-14 Registration Statement
ING Mutual Funds	Proposed reorganization of ING International Value Choice Fund with and into ING Global Value Choice Fund

ING Equity Trust	Proposed reorganization of ING Value Choice Fund into ING Large Cap Value Fund

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 17, 2012, and shall be deemed an original.

/s/ Todd Modic
Todd Modic
Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary

POWERS OF ATTORNEY

The undersigned Directors/Trustees, on behalf of the following Registered Investment Companies, each constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Geoffrey R.T. Kenyon, Paul A. Caldarelli, Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for each undersigned Director/Trustee, and in the name of such undersigned Director/Trustee and in the capacities indicated below, as the case may be, the Registration Statements on Form N-14 identified below, and any amendments thereto, under the Securities Act of 1933, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, such Registration Statements under the Securities Act of 1933 and any amendments and supplements thereto, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registered Investment Company	Form N-14 Registration Statement
ING Mutual Funds	Proposed reorganization of ING International Value Choice Fund with and into ING Global Value Choice Fund

ING Equity Trust	Proposed reorganization of ING Value Choice Fund into ING Large Cap Value Fund

These Powers of Attorney, which shall not be affected by the disability of any or all of the undersigned, are executed and effective as of December 17, 2012, and may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

/s/ Colleen D. Baldwin	/s/ Patrick W. Kenny
Colleen D. Baldwin	Patrick W. Kenny
Director/Trustee	Director/Trustee

/s/ John V. Boyer	/s/ Sheryl K. Pressler
John V. Boyer	Sheryl K. Pressler
Director/Trustee	Director/Trustee

/s/ Patricia W. Chadwick	/s/ Roger B. Vincent
Patricia W. Chadwick	Roger B. Vincent
Director/Trustee	Director/Trustee

/s/ Peter S. Drotch	/s/ Robert W. Crispin
Peter S. Drotch	Robert W. Crispin
Director/Trustee	Interested Director/Trustee

/s/ J. Michael Earley
J. Michael Earley
Director/Trustee